FINANCIAL RISK MANAGEMENT	12 Months Ended
Mar. 31, 2025
Disclosure of notes and other explanatory information [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Due to the nature of the activities that the Company carries out and as a result of holding financial instruments, the Company is exposed to credit risk, liquidity risk and market risk, including foreign currency risk and interest rate risk. The Company’s exposure to credit risk, liquidity risk and market risk is managed within risk management parameters documented in corporate policies. These risk management parameters remain unchanged since the previous period, unless otherwise indicated.

Credit risk
Credit risk is defined as the Company’s exposure to a financial loss if a debtor fails to meet its obligations in accordance with the terms and conditions of its arrangements with the Company. The Company is exposed to credit risk on its accounts receivable and certain other assets through its normal commercial activities. The Company is also exposed to credit risk through its normal treasury activities on its cash and cash equivalents and derivative financial assets. Credit risks arising from the Company’s normal commercial activities are managed with regards to customer credit risk.

The Company’s customers are mainly established companies, some of which have publicly available credit ratings, as well as government agencies, which facilitates risk assessment and monitoring. In addition, the Company typically receives substantial non‑refundable advance payments for contracts with customers. The Company closely monitors its exposure to major airline companies in order to mitigate its risk to the extent possible. Furthermore, the Company’s trade receivables are held with a wide range of commercial and government organizations and agencies. As well, the Company’s credit exposure is further reduced by the sale of certain of its accounts receivable to third-party financial institutions for cash consideration on a limited recourse basis (receivable purchase facility). The Company does not hold any collateral as security. The credit risk on cash and cash equivalents is mitigated by the fact that they are mainly in place with a diverse group of major North American and European financial institutions.

The Company is exposed to credit risk in the event of non-performance by counterparties to its derivative financial instruments. The Company uses several measures to minimize this exposure. First, the Company enters into contracts with counterparties that are of high credit quality. The Company signed International Swaps & Derivatives Association, Inc. (ISDA) Master Agreements with all the counterparties with whom it trades derivative financial instruments. These agreements make it possible to offset when a contracting party defaults on the agreement, for each of the transactions covered by the agreement and in force at the time of default. Also, collateral or other security to support derivative financial instruments subject to credit risk can be requested by the Company or its counterparties (or both parties, if need be) when the net balance of gains and losses on each transaction exceeds a threshold defined in the ISDA Master Agreement. Finally, the Company monitors the credit standing of counterparties on a regular basis to help minimize credit risk exposure.

The carrying amounts presented in Note 11 and Note 30 represent the maximum exposure to credit risk for each respective financial asset as at the relevant dates.

Exposure to credit risk and credit loss allowances for accounts receivable and contract assets by segment are as follows:

As at March 31, 2025	Civil Aviation	Defense and Security	Amounts not allocated to a segment	Total
Gross accounts receivable	$384.8	$211.8	$36.7	$633.3
Gross contract assets	163.2	357.8	—	521.0
Total	$548.0	$569.6	$36.7	$1,154.3
Credit loss allowances	$(19.3)	$(2.0)	$—	$(21.3)
As a %	3.5%	0.4%	—%	1.8%

As at March 31, 2024	Civil Aviation	Defense and Security	Amounts not allocated to a segment	Total
Gross accounts receivable	$347.1	$258.2	$40.1	$645.4
Gross contract assets	177.3	401.9	—	579.2
Total	$524.4	$660.1	$40.1	$1,224.6
Credit loss allowances	$(19.9)	$(1.0)	$—	$(20.9)
As a %	3.8%	0.2%	—%	1.7%

Client concentration risk
For the year ended March 31, 2025, contracts with the U.S. federal government and its various agencies included in the Defense and Security segment accounted for 21% (2024 – 21%) of consolidated revenue.
Liquidity risk
Liquidity risk is defined as the potential risk that the Company cannot meet its cash obligations as they become due. The Company manages this risk by establishing cash forecasts, as well as long-term operating and strategic plans. The management of consolidated liquidity requires a regular monitoring of expected cash inflows and outflows which is achieved through a forecast of the Company’s consolidated liquidity position, for efficient use of cash resources. Liquidity adequacy is assessed in view of seasonal needs, stress-test results, growth requirements and capital expenditures, and the maturity profile of indebtedness, including availability of credit facilities, working capital requirements, compliance with financial covenants and the funding of financial commitments. The Company manages its liquidity risk to maintain sufficient liquid financial resources to fund its operations and meet its commitments and obligations. The Company also regularly monitors any financing opportunities to optimize its capital structure and maintain appropriate financial flexibility.

In managing its liquidity risk, the Company has access to a committed unsecured revolving credit facility of US$1.0 billion (2024 ‑ US$1.0 billion). As well, the Company has agreements to sell interests in certain of its accounts receivable (receivable purchase facility) for an amount of up to US$400.0 million (2024 – US$400.0 million). As at March 31, 2025, the carrying amount of the original accounts receivable sold to a financial institution pursuant to the receivable purchase facility totaled $453.6 million (2024 ‑ $303.7 million) of which $39.9 million (2024 – $44.9 million), corresponding to the extent of the Company’s continuing involvement, remains in accounts receivable with a corresponding liability included in accounts payable and accrued liabilities.

The Company has established supplier finance arrangements offered by some of its subsidiaries to certain key suppliers. Under these arrangements, the Company has the ability to submit supplier invoices, at its own discretion, to its financial institution who pays the supplier and allows the Company to extend its payment terms by 55 to 85 days. The Company pays the invoice amount and a service fee to the financial institution in accordance with the extended due dates. As at March 31, 2025, the carrying amount of accounts payable trade for this arrangement totalled $73.3 million.

The following tables present a maturity analysis based on the contractual maturity date of the Company’s financial liabilities based on expected cash flows. Cash flows from derivatives presented either as derivative assets or liabilities have been included, as the Company manages its derivative contracts on a gross basis. The amounts are the contractual undiscounted cash flows. All amounts contractually denominated in foreign currency are presented in Canadian dollar equivalent amounts using the period-end spot rate except as otherwise stated:

				Between	Between	Between	Between
	Carrying	Contractual	Less than	1 and	2 and	3 and	4 and	More than
As at March 31, 2025	amount	cash flows	1 year	2 years	3 years	4 years	5 years	5 years
Non-derivative financial liabilities
Accounts payable and accrued liabilities (1)	$914.4	$914.4	$914.4	$—	$—	$—	$—	$—
Total long-term debt (2)
Long-term debt (other than lease liabilities)	2,678.3	2,678.3	277.9	469.3	140.6	654.5	121.7	1,014.3
Interest and accretion	—	686.2	93.2	74.6	67.5	50.0	34.7	366.2
Lease liabilities	792.1	1,237.2	170.7	98.9	90.3	101.8	69.9	705.6
Other non-current liabilities (3)	91.4	155.2	—	25.0	31.4	28.1	23.9	46.8
	$4,476.2	$5,671.3	$1,456.2	$667.8	$329.8	$834.4	$250.2	$2,132.9
Net derivative financial liabilities (assets)
Forward foreign currency contracts (4)	$38.3
Outflow		$2,829.3	$2,481.4	$305.6	$39.4	$2.9	$—	$—
Inflow		(2,780.2)	(2,443.3)	(295.4)	(38.5)	(3.0)	—	—
Foreign currency and
interest rate swap agreements	14.4	36.2	1.0	1.7	1.9	31.6	—	—
Equity swap agreements	(13.0)	(13.0)	(13.0)	—	—	—	—	—
	$39.7	$72.3	$26.1	$11.9	$2.8	$31.5	$—	$—
	$4,515.9	$5,743.6	$1,482.3	$679.7	$332.6	$865.9	$250.2	$2,132.9

				Between	Between	Between	Between
	Carrying	Contractual	Less than	1 and	2 and	3 and	4 and	More than
As at March 31, 2024	amount	cash flows	1 year	2 years	3 years	4 years	5 years	5 years
Non-derivative financial liabilities
Accounts payable and accrued liabilities (1)	$775.8	$775.8	$775.8	$—	$—	$—	$—	$—
Total long-term debt (2)
Long-term debt (other than lease liabilities)	2,522.4	2,522.4	253.7	265.0	174.1	164.1	644.1	1,021.4
Interest and accretion	—	743.2	94.1	78.7	70.5	66.2	44.3	389.4
Lease liabilities	551.9	922.0	88.2	75.9	72.1	62.5	53.0	570.3
Other non-current liabilities (3)	87.1	164.7	—	24.8	22.7	28.5	21.9	66.8
	$3,937.2	$5,128.1	$1,211.8	$444.4	$339.4	$321.3	$763.3	$2,047.9
Net derivative financial liabilities (assets)
Forward foreign currency contracts (4)	$9.3
Outflow		$2,916.5	$2,522.6	$302.0	$69.3	$20.4	$2.2	$—
Inflow		(2,905.7)	(2,514.3)	(299.2)	(68.7)	(21.1)	(2.4)	—
Foreign currency and
interest rate swap agreements	(4.8)	3.9	(2.6)	(0.4)	0.3	0.6	6.0	—
Equity swap agreements	15.8	15.8	15.8	—	—	—	—	—
	$20.3	$30.5	$21.5	$2.4	$0.9	$(0.1)	$5.8	$—
	$3,957.5	$5,158.6	$1,233.3	$446.8	$340.3	$321.2	$769.1	$2,047.9
(1) Includes trade accounts payable, accrued liabilities, interest payable, current portion of royalty obligations and certain payroll-related liabilities.
(2) Contractual cash flows include contractual interest and principal payments related to debt obligations. Contractual interests on debt obligations with variable interest rate are presented using the period-end rate.
(3) Includes non-current royalty obligations and other non-current liabilities.
(4) Outflows and inflows are presented in Canadian dollar equivalent using the contractual forward foreign currency rate.

The Company is party to an agreement that includes a put option, that if exercised, requires CAE to purchase the remaining equity interest in a joint venture. Under the terms of the agreement, the counterparty has the option to sell its shares in the joint venture at fair value. As at March 31, 2025, no value has been ascribed to the put option as the purchase price for the shares corresponds to their fair value.

Market risk
Market risk is defined as the Company’s exposure to a gain or a loss in the value of its financial instruments as a result of changes in market prices, whether those changes are caused by factors specific to the individual financial instruments or its issuer, or factors affecting all similar financial instruments traded in the market. The Company is mainly exposed to foreign currency risk and interest rate risk.

Derivative instruments are utilized by the Company to manage market risk against the volatility in foreign exchange rates, interest rates and share-based payments in order to minimize their impact on the Company’s results and financial position. The Company’s policy is not to utilize any derivative financial instruments for trading or speculative purposes.

Foreign currency risk
Foreign currency risk is defined as the Company’s exposure to a gain or a loss in the value of its financial instruments as a result of fluctuations in foreign exchange rates. The Company is exposed to foreign exchange rate variability primarily in relation to certain sale commitments, expected purchase transactions and debt denominated in a foreign currency, as well as on the net investment from its foreign operations which have functional currencies other than the Canadian dollar (in particular the U.S. dollar (USD) and Euro (€ or EUR). In addition, these operations have exposures to foreign exchange rates primarily through cash and cash equivalents and other working capital accounts denominated in currencies other than their functional currencies.

The Company mitigates foreign currency risks by having its foreign operations transact in their functional currency for material procurement, sale contracts and financing activities.

The Company uses forward foreign currency contracts and foreign currency swap agreements to manage the Company’s exposure from transactions in foreign currencies and to hedge its net investment in U.S. entities. These transactions include forecasted transactions and firm commitments denominated in foreign currencies.
The forward foreign currency contracts outstanding are as follows:

(amounts in millions, except average rate)			2025			2024
	Notional		Average	Notional		Average
Currencies (sold/bought)	amount	(1)	rate	amount	(1)	rate
USD/CDN
Less than 1 year	$1,257.8		0.72	$1,280.2		0.74
Between 1 and 3 years	250.8		0.73	268.9		0.75
Between 3 and 5 years	0.4		0.75	2.6		0.75
EUR/CDN
Less than 1 year	308.1		0.66	340.1		0.68
Between 1 and 3 years	60.7		0.66	71.0		0.67
Between 3 and 5 years	2.4		0.65	19.4		0.65
CDN/USD
Less than 1 year	489.6		1.42	467.9		1.35
Between 1 and 3 years	31.3		1.39	22.5		1.34
Between 3 and 5 years	0.2		1.37	—		—
Other currencies
Less than 1 year	426.4		n.a.	435.1		n.a.
Between 1 and 3 years	1.6		n.a.	8.8		n.a.
Total	$2,829.3			$2,916.5
(1) Exchange rates as at the end of the respective periods were used to translate amounts in foreign currencies.

As March 31, 2025, the Company uses fixed to fixed cross currency principal and interest rate swap agreements to effectively convert the $400.0 million unsecured senior notes into U.S. dollars. The Company has designated the swap agreements as a hedge of its net investments in U.S. entities against foreign currency fluctuations.

The Company’s foreign currency hedging programs are typically unaffected by changes in market conditions, as related derivative financial instruments are generally held until their maturity, consistent with the objective to fix currency rates on the hedged item.

Foreign currency risk sensitivity analysis
The sensitivity analysis on pre-tax net income presents the impact of foreign currency denominated financial instruments and adjusts their translation for a 5% strengthening in the relevant foreign currency as at the end of the respective periods. The sensitivity analysis on other comprehensive income (loss) presents the impact of a 5% strengthening in foreign currency rates on the fair value of foreign currency forward contracts designated as cash flow hedges as at the end of the respective periods. This analysis assumes all other variables remain constant.

	USD		EUR
	Net income	OCI	Net income	OCI
As at March 31, 2025	2.1	(10.5)	0.6	(1.1)
As at March 31, 2024	0.6	(15.7)	(1.3)	(1.9)

A weakening of 5% in the relevant foreign currency against the Canadian dollar would have an opposite impact on pre-tax net income and OCI.

Hedge of net investments in foreign operations
As at March 31, 2025, the Company has designated a portion of its unsecured senior notes, term loans, fixed to fixed cross currency principal and interest rate swap agreements and foreign currency contracts totaling US$1,660.9 million (2024 ‑ US$1,638.6 million) as a hedge of its net investments in U.S. entities. Gains or losses on the translation of the designated portion of these USD denominated long-term debts are recognized in OCI to offset any foreign exchange gains or losses on translation of the financial statements of those U.S. entities.

Interest rate risk
Interest rate risk is defined as the Company’s exposure to a gain or a loss to the value of its financial instruments as a result of fluctuations in interest rates. The Company bears some interest rate fluctuation risk on its floating rate long-term debt and some fair value risk on its fixed interest long-term debt. The Company mainly manages interest rate risk by fixing project-specific floating rate debt in order to reduce cash flow variability. The Company has floating rate debts through its revolving credit facility and other specific floating rate debts. A mix of fixed and floating interest rate debt is sought to reduce the net impact of fluctuating interest rates. Derivative financial instruments used to manage interest rate exposures are mainly interest rate swap agreements. As at March 31, 2025, 86% (2024 – 93%) of the long-term debt bears fixed interest rates.

The Company’s interest rate hedging programs are typically unaffected by changes in market conditions, as related derivative financial instruments are generally held until their maturity to establish asset and liability management matching, consistent with the objective to reduce risks arising from interest rate movements.

Interest rate risk sensitivity analysis
During the year ended March 31, 2025, a 1% increase in interest rates would decrease net income by $5.2 million (2024 ‑ $7.2 million) and would not have a significant impact on OCI (2024 – not significant) assuming all other variables remained constant. A 1% decrease in interest rates would have an opposite impact on net income.

Hedge of share-based payments expense
The Company has entered into equity swap agreements with major Canadian financial institutions to reduce its exposure to fluctuations in its share price relating to the cash-settled share-based payments plans. Pursuant to the agreement, the Company receives the economic benefit of dividends and share price appreciation while providing payments to the financial institutions for the institution’s cost of funds and any share price depreciation. The net effect of the equity swap agreements partly offset movements in the Company’s share price impacting the cost of the cash-settled share-based payments plans. As at March 31, 2025, the equity swap agreements covered 2,100,000 common shares (2024 – 2,400,000) of the Company.

Letters of credit and guarantees
As at March 31, 2025, the Company had outstanding letters of credit and performance guarantees in the amount of $406.2 million (2024 – $244.5 million) issued in the normal course of business. These guarantees are issued under the revolving credit facility and bilateral facilities which are in most instances supported by the Performance Securities Guarantee (PSG).

The advance payment guarantees are related to progress/milestone payments made by the Company’s customers and are reduced or eliminated upon delivery of the product. The contract performance guarantees are linked to the completion of the intended product or service rendered by the Company and to the customer’s requirements. The customer releases the Company from these guarantees at the signing of a certificate of completion. The letter of credit for the lease obligation provides credit support for the benefit of the owner participant on a sale and leaseback transaction and varies according to the payment schedule of the lease agreement.

	2025	2024
Advance payments	$207.2	$63.6
Contract performance	110.7	100.2
Lease obligations	17.3	19.8
Financial obligations	69.5	58.9
Other	1.5	2.0
	$406.2	$244.5

Indemnifications
In certain transactions involving business dispositions or sales of assets, the Company may provide indemnification to the counterparties with respect to future claims for certain unknown liabilities that exist, or arise from events occurring, prior to the transaction date, including liabilities for taxes, legal matters, environmental exposures, product liability, and other obligations. The terms of the indemnifications vary in duration and scope. While some of the indemnifications specify a maximum potential exposure and/or a termination date, many do not.

The Company believes that, other than liabilities already accrued, the maximum potential future payments that it could be required to make under these indemnifications are not determinable at this time, as any future payments would be dependent on the type and extent of the related claims, and all available defences, including insurance, which cannot be estimated. However, historically, costs incurred to settle claims related to these indemnifications have not been material to the Company’s consolidated financial position, net income or cash flows.